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          SECURITIES AND EXCHANGE COMMISSION



                       FORM 8-K

                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     June 20, 2001
          (Date of Earliest Event Reported)

            CASSIA ACQUISITION CORPORATION
-----------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

               4020 Westchase Boulevard
                     Suite 220 C
            Raleigh, North Carolina 27607
       ----------------------------------------
       (Address of principal executive offices)

                     919/828-2877
            ------------------------------
           (Registrant's telephone number)

                 1504 R Street, N.W.
                Washington, D.C. 20009
             Former address of Registrant


Delaware              0-31387          52-2257547
(State or other     (Commission        (I.R.S. Employer
jurisdiction of     File Number)       Identification No.)
incorporation)


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     On June 20, 2001, Cassia Acquisition Corporation ("Cassia") redeemed 1,000,000 outstanding shares of common stock from Pierce Mill Associates, Inc., its sole shareholder, for an aggregate redemption price of $100 and authorized the issuance of up to 4,000,000 shares of its common stock to an affiliate at par value.

     On June 20, 2001, the sole officer and director of Cassia resigned effective with the election by the Board of Directors of new officers and directors of Cassia. On that same date, Fred Brachman was appointed Chief Executive Officer and President of Cassia, and Douglas Kinney was appointed Chief Financial Officer, Vice President and Secretary.

     On June 21, 2001, the affiliate sold 3,760,000 of the shares issued to it to 16 unaffiliated persons.

     The completion of the above listed transactions have resulted in a change of control of Cassia.

Business Plan

     Cassia intends to enter into significant operations in the pharmaceutical field through acquisitions, licensing agreements, joint ventures and other business activities. In so doing, Cassia will greatly rely upon the experience of its officers and directors, in particular that of its
Chief Executive Officer Fred Brachman.  See "Management" below.   In the first
transactions toward that goal Cassia has entered into a license agreement for certain products developed by Proteque International, Ltd. See "ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS" below.

Principal Shareholdings

     The following table contains information regarding the shareholdings of Cassia's current directors and executive officers and those persons or entities who beneficially own 5% or more of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this report):

                                  Number of Shares of          Percent of
                                Common Stock Beneficially      Common Stock
Name                            Owned (1)                      Beneficially
                                                               Owned(2)

Fred Brachman                               -0-
Director, Chief Executive Officer
and President

Douglas M. Kinney, Esq.                     -0-
Director, Chief Financial Officer,
Vice President and Secretary

Joseph P. Connell                           -0-
Director

Charles T. White                            -0-
Director

David O'Hara                                -0-
Director

Katherine Dietze Courage                150,000                      3.98%
Director

David Olansky, MD                       -0-
Director

Acibar Investments
International, Ltd                    1,365,000                     27.5% (1)

Rainbow Systems
Solutions, Inc.                         300,000                      7.97%

United Investment
Enterprises, Inc.                     1,180,000                     31.38%

U.S. Business Services, Inc.            991,170                     26.36%

All executive officers and              150,000                      3.98%
directors of the company as a
group (7 persons)

(1) Acibar Investments International, Ltd. is the holder of three warrants for the purchase of a total of 1,200,000 common shares of Cassia which may be exercised at any time or times until May 23, 2008. See "ITEM 5. OTHER EVENTS" below. Acibar currently owns 165,000 common shares of Cassia. Pursuant to SEC regulations, the amount of common stock owned by Acibar is deemed to include the warrant stock, and the percentage of common stock deemed owned by Acibar is computed (for Acibar only) as though the warrants had been exercised in full.

(2)  Based upon 3,760,000 shares outstanding as of the date of this report.

Management

     The following table sets forth certain information regarding the members of Cassia's Board of Directors and its executive officers:

Name                     Age                 Position

Fred Brachman               54             Director, Chief Executive
                                             Officer, and President
Douglas M. Kinney, Esq.     57             Director, Chief Financial
                                             Officer, Vice President
                                             and Secretary
Joseph P. Connell           45             Director
Charles T. White            47             Director
David O'Hara                49             Director
Katherine Dietze Courage    42             Director
David Olansky, MD           50             Director

     Cassia directors have been elected to serve until the next annual meeting of the stockholders of Cassia and until their respective successors have been elected and qualified or until death, resignation, removal or disqualification. Cassia's Certificate of Incorporation provides that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Director vacancies are filled by election by a majority vote of the remaining directors. Cassia's executive officers are appointed by and serve at the discretion of the Board of Directors.

     Fred Brachman serves as a director and Chief Executive Officer and President of Cassia. Mr. Brachman is currently Chairman and Chief
Executive Officer of Proteque International, LLC which he founded in 1996 and President and Chief Executive Officer of Brachman Associates, Inc., a management consulting firm which he founded in 1985. Mr. Brachman has 28 years experience in business strategy and development of consumer goods and services, industrial, retail and pharmaceutical markets. Mr. Brachman has provided direction and organizational leadership to many global market companies including Glaxo-Wellcome, Bristol-Myers Squibb, J&J/Janssen,
Dupont, Grand Metropolitan/Burger King, IMASCO/Hardee's, Coca Cola,
Federal Express, RJR Nabisco, Coors, J&J/Janssen, Coors Mars, Marriott,
IBM, Xerox and Kodak.  Prior to founding Brachman Associates, Mr.
Brachman spent 17 years with Kodak Corporation in various consulting and management positions including distribution, manufacturing, new products development, sales and marketing, and business planning and intelligence. His last position was worldwide Director of Business Intelligence Systems. Mr. Brachman has a Bachelor of Systems Engineering degree from Ohio State University and an Master of Business Administration from University of Rochester.

     Douglas M. Kinney, Esq. serves as a director and Chief Financial
Officer, Vice President and Secretary of Cassia. During the past 26 years, Mr. Kinney has held various senior management positions in the franchising industry. The scope of these positions encompassed law, franchising, business development, strategic planning and operations. Mr. Kinney is formerly an officer of Blockbuster Entertainment from 1987 to 1992 and was responsible for much of the early-stage franchise activities and business development prior to its sale to Viacom. From 1975 to 1986, Mr. Kinney served in business development and as in-house counsel for Hardee's Food Systems.
Mr. Kinney has substantial experience as a consultant to start-up companies including several companies seeking to use the franchise model in conjunction with e-commerce. Some of the companies which Mr. Kinney has supported through management or consulting include Blockbuster Entertainment, Sevant, Inc., ClassifiedAdvertiser.com, The Pickup Artist.com,
GoFranchise.com, Takeout Taxi International, Hardee's Food Systems Inc.
and Red Robin International.  Mr. Kinney is the president of Kinney
Associates, which he founded in 1999, a consulting firm specializing in solutions for companies seeking to utilize the franchise leverage model to develop or expand existing business concepts. Mr. Kinney has a Bachelor of Arts degree from Denison University and a Juris Doctor degree from Case-Western Reserve University.

     Joseph P. Connell serves as a director of Cassia. Mr. Connell has more than 15 years experience of increasing responsibility in domestic and international sales, contract negotiations, strategic alliances, marketing, business development with several major pharmaceutical companies including Merz Pharmaceuticals, LLC, SEQUUS Pharmaceuticals, Boehringer
Mannheim Pharmaceuticals Corporation, Roche Laboratories, and most currently at AAI Pharma, an international research organization, where he is Vice President for Sales. Mr. Connell has proven success in oncology, cardiovascular, pediatric, gastroenterology, dermatology and infectious diseases' pharmaceuticals. He is experienced in contracting and international sales and business development for drug delivery devices.

     Charles T. White, Ph.D. serves as a director of Cassia. Dr. White has more than 20 years experience in senior level executive positions in the pharmaceutical industry including experience in business development, marketing, commercial development, sales and manufacturing. Dr. White has worked on several successful startup companies and joint ventures. Dr. White has a Ph.D. degree in Chemistry from the University of California, Berkeley and a Bachelor of Science degree from Georgia Institute of Technology.

     David O'Hara serves as a director of Cassia. Mr. O'Hara has over 20 years experience at a senior management level in international and domestic pharmaceutical and consumer skin care industries in the areas of business development, sales management, and marketing. His experience in licensing, acquisition and contract negotiation responsibilities focused on traditional markets as well as managed healthcare, professional education and government channels. Representative companies with whom Mr. O'Hara has been associated include Ortho Pharmaceutical Corporation, a division of Johnson & Johnson, and NeoStrata Company, Inc. Mr. O'Hara has been a consultant to pharmaceutical, biotechnology and other high technology start-up companies. Most recently he was responsible for the out licensing and international distribution of Advanced Polymer Systems' proprietary delivery systems technology called MicroSponge now used in both the cosmetic and pharmaceutical industry. As Executive Vice President of NeoStrata
Company, Inc., Mr. O'Hara assisted the development of a global distribution network for this skin care company, which was the pioneer of consumer and professional market development of alphahydroxy acid (AHA) technology-based products worldwide. Mr. O'Hara currently is Director of Business Development at RP Scherer, a division of Cardinal Healthcare.

     Katherine Dietze Courage serves as a director of Cassia. Ms. Dietze is Managing Director, Credit Suisse First Investment Banking in New York City, with primary account officer responsibility for telecommunications products and services supporting the firm's stock exchange and Nasdaq listed companies. Previously Ms. Dietze was Managing Director and Product
Manager at Salomon Brothers Inc. in New York. Earlier career jobs included Associate in Money Markets for Merrill Lynch Capital Markets and
Promotions Manager for NBC affiliate, WJAR-TV, in Providence, Rhode
Island. Currently, Ms. Dietze is a member of the board of directors for several Nasdaq listed technology companies including Light Path Technologies, Inc. (LPTH), NorthEast Optic Network, Inc. (NOPT), and CTC Communications Inc. (CPTL). Ms. Dietze is active in many non-profit organizations including Pediatric AIDS Foundation, Brown University
Annual Fund, and Columbia University Amphitheater Fund Drive.  Ms.
Dietze's education includes a Master in Business Administration in Finance and Marketing from Columbia University and a Bachelor of Arts degree from Brown University.

     David Olansky, MD, serves as a director of Cassia. Dr. Olansky is a Mohs skin cancer surgeon and Board Certified Fellow of the American
Academy of Dermatology, specializing in the diagnosis and treatment of skin disease, skin cancer surgery, cosmetic and reconstructive procedures, and diseases of the nail and hair. Dr. Olansky received his undergraduate and medical degrees from Emory University School of Medicine. His dermatology residency training was at The Medical College of Virginia and Postgraduate Fellowship in Mohs surgery at University of Wisconsin. Dr. Olansky is Clinical Assistant Professor of Dermatology at Emory University specializing in the field of Mohs' Micrographic surgery. His Mohs' training was obtained at the University of Wisconsin under the tutorial of Dr. Frederic Mohs. Dr. Olansky has been in private practice since 1981. He is past President of the Atlanta Dermatology Association and member of American College of Mohs Surgery and Cutaneous Oncology.

     As of the date of this report, no officer or director has received compensation from Cassia nor does any officer or director have any indebtedness to Cassia.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Cassia has entered into a license agreement with Proteque Holdings, Inc. and Proteque International, LLC for the exclusive marketing, manufacturing, patents, know-how and other intellectual property rights of Proteque SPS Skin Protection System (the "Product"), an FDA over-the-counter non-steroid skin protectant to prevent and relieve eczema systems in children, adults, physicians, and nurses. Under the terms of the license agreement, Cassia will pay an initial fee and annual royalties to Proteque. (See "The License Agreement" below).

     Cassia has entered into a management agreement with Proteque International, LLC to assist with the transactions contemplated by the license agreement and to ensure a continuity of the marketing, distribution and sale of the Product. The management agreement provides that Proteque will be the exclusive agent for the supervision, direction and control of the operation and management of the marketing, distribution and sales of the Product. (See
"The Management Agreement" below).

The License Agreement

     Proteque Holdings, Inc. has developed a non-steroid over-the-counter FDA-approved drug called Proteque SPS Skin Protection System. The
Product is used to prevent and relieve eczema symptoms in children and adults and is used to replace or compliment a variety of other pharmacological treatments such as acne medications, rosacea and diabetes skin care, diaper dermatitis prevention, cancer radiation and chemotherapy, and post cosmetic chemical and laser skin procedures. The Product has been introduced into the market through dermatologists, pediatricians and allergists. The Product is currently available on a special order basis at 40,000 United States pharmacies, by the Internet at www.drugstore.com, and in over 200 dermatology and podiatry offices. Proteque has contracts with ten national and regional drug wholesalers to stock and supply pharmacies nationwide.

     The license agreement provides Cassia the exclusive right for 99 years to exploit the intellectual property of Proteque Holdings, Inc. which includes the research, development, test results, patents, trade secrets, trademarks, marketing and sales processes and contracts, manufacturing processes for the Product in consideration for an initial payment to Proteque International LLC of $500,000 and on-going royalties to Proteque International LLC and Proteque Holdings, Inc. aggregating as follows:

     10% of all annual net sales up to $1,000,000;
     5% of all annual net sales in excess of $1,000,000 but less than
                              $5,000,000;
     3% of all annual net sales in excess of $5,000,000 but less than
                               $10,000,000; and
     2% of all annual net sales greater than $10,000,000.

     Royalties will be paid as follows:

     First $300,000 to be paid to Proteque Holdings, Inc.;
     After payment of the first $300,000, 1% to be paid to Proteque
                       Holdings, Inc. and 99% to be paid to
                       Proteque International, LLC.

     The aggregate minimum royalty (after payment of the initial $500,000 payment) is:

     Year 1:   $50,000
     Year 2:   $50,000
     Year 3:   $100,000
     Year 4:   $100,000
     Year 5:   $100,000

     In the event that Cassia fails to pay the minimum amount of royalties when due, the license agreement will terminate and all intellectual property rights will revert to Proteque Holdings, Inc.

The Management Agreement

     The management agreement provides that Proteque International, LLC will act as Cassia's exclusive agent for the supervision, direction and control of the operation and management of the marketing, distribution and sale of the Product. The agreement will continue until December 1, 2001, unless terminated earlier by agreement of the parties. Proteque will be reimbursed all ordinary and reasonable expenses including salaries, office expenses, travel, trade shows, conferences, production and storage of inventory and other marketing, distribution and sales expenses. Cassia has determined that such management agreement will provide continuity and expertise in the marketing, distribution and sale of the Product.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5.     OTHER EVENTS

Approval of Financing Agreements

     On June 26, 2001, the Board of Directors authorized Cassia to enter into an equity line of credit between Cassia and Acibar Investments International, Ltd. in the amount of $20,000,000. The terms of the equity line provide that, from time to time when requested by Cassia, Acibar will purchase the common stock of Cassia at a price equal to 90% of its market price at the time of such purchases. The amount purchased at any time is a function of both the market price and trading volume of the common stock. Purchases under the equity line are subject to several conditions, including the requirements that the common stock has been registered under the Securities
Act of 1933 and that the common stock is admitted to quotation on the Nasdaq SmallCap Market.

     On June 26, 2001, the Board of Directors authorized Cassia to issue three common stock purchase warrants to Acibar Investments International, Ltd. Each of the warrants entitles Acibar to purchase 400,000 common shares of Cassia, and each may be exercised at any time or times until May 23, 2008. The exercise price of the first warrant is $0.75 per share,, of the second warrant $4.00 per share, and of the third warrant $8.00 per share.

Termination of Agreement with Rock Creek Capital Corporation

     On June 20, 2001, by mutual agreement of the parties, Cassia canceled its agreement with Rock Creek Capital Corporation which had provided for Rock Creek Capital Corporation to locate business transaction candidates for Cassia.

Approval of Name Change

     The Board of Directors of Cassia has authorized the change of its name to Proteque Corporation. A Current Report on Form 8-K will be filed when a name change occurs, which will be available on the web site of the Securities and Exchange Commission at www.sec.gov.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The former sole director and officer of Cassia resigned upon the appointment of the new officers and directors. The resignation did not involve any disagreement with Registrant on any matter related to the Registrant's operations, policies or practices.

ITEM 7.     FINANCIAL STATEMENTS

     Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable.

EXHIBITS

     4.1 Warrant issued to Acibar Investments International, Ltd. at $0.55 per share.
     4.2 Warrant issued to Acibar Investments International, Ltd. at $4.00 per share.
     4.3 Warrant issued to Acibar Investments International, Ltd. at $8.00 per share.

     10.1 Equity line term sheet with Acibar Investments International, Ltd.


                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be executed on its behalf by the undersigned hereunto duly authorized.


                         CASSIA ACQUISITION
                         CORPORATION


                         By /s/    Fred Brachman
                                   President

Date:   June 26, 2001